Exhibit 32.1

CERTIFICATION REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Mines Management, Inc., an Idaho Corporation, (the “Company”) hereby certifies to such officer’s knowledge that:

1.

This quarterly report on Form 10-QSB of Mines Management, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Mines Management, Inc.

Date:  November 13, 2003

/s/ Glenn M. Dobbs______

Glenn M. Dobbs, President